

InspireMD Poised to Revolutionize the Carotid Intervention Market

INSPIREMD

Nasdaq: NSPR

Disclaimers

Forward Looking Statement

This presentation contains "forward-looking statements." Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. For example, the Company is using forward-looking statements when it discusses the potential commercialization and market opportunities for its products and product candidates, its cash runway, and its anticipated future milestone Company events. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) market acceptance of our existing and new products, (ii) negative clinical trial results or lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device industry from much larger, multinational companies, (v) product liability claims, (vi) product malfunctions, (vii) our limited manufacturing capabilities and reliance on subcontractors for assistance, (viii) insufficient or inadequate reimbursement by governmental and other third party payors for our products, (ix) our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful, (x) legislative or regulatory reform of the healthcare system in both the U.S. and foreign jurisdictions, (xi) our reliance on single suppliers for certain product components, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xiii) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction. More detailed information about the Company and the risk factors that may affect the realization of forward- looking statements is set forth in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Executive Leadership Team

Deep industry experience and subject matter expertise



Marvin Slosman
Chief Executive Officer

- 30+ years of medical device experience, NSPR since 2019
- Previous CEO/President of ITAMAR Medical, Ovalum Vascular, Phormax Medical
- Prior experience at JNJ, GE Healthcare and Baxter
- BS from University of Alabama, MBA from University of Chicago



Shane Gleason
Chief Commercial Officer

- 20+ years of cardiovascular medical device experience, NSPR since 2023
- Previous CCO of Nuvaira; VP Sales of TriVascular, Cordis and Surmodics
- Prior experience at Abbott and Edwards Lifesciences
- BS in Engineering Science and Mechanics from Virginia Tech, MBA from University of Maryland



Mike Lawless
Chief Financial Officer

- 20+ years of financial leadership management, NSPR since 2025
- Previous CFO of Lifeward Ltd.
- Prior leadership experience at Brooks Automation, PerkinElmer, MFS Investment Management
- BS in Economics from Swarthmore College, MBA from Tuck School of Business at Dartmouth College



Andrea Tommosoli
Chief Operating Officer

- 20+ years of medical technology experience, NSPR since 2020
- Previous international leadership experience at Integra LifeSciences, St Jude (Abbott)
- BA in Nuclear Engineering from Bologna University, MBA from HEC Paris

Now Approved in the U.S. CGuard® Prime Carotid Stent System

Ongoing U.S. Commercial Launch, With a Trained and Seasoned Salesforce at the Ready

A New Level of Stroke Prevention is Here

- With 60,000+ patients treated worldwide, we're ready to elevate embolic prevention for U.S. physicians and their patients

Tested. Trusted. Ready.

- Our U.S. entry brings a rigorously tested solution to stroke prevention and positions us to become a true global carotid technology leader



Endovascular Revolution Has Arrived

MicroNet™ covered CGuard® stent platform could become the new gold standard

CEREBRAL ANEURYSMS

30% Surgical[1]


70% Endo[1]

CORONARY ARTERY DISEASE

23% Surgical[2]


77% Endo[2]

THORACIC/ABDOMINAL AORTIC ANEURYSMS

35% Surgical[3]


65% Endo[3]

PERIPHERAL ARTERIAL DISEASE

19% Surgical[4]


81% Endo[4]

Already have been converted to endovascular-first procedures

CAROTID ARTERY DISEASE[5]

AWAITING CONVERSION TO ENDO


Surgical
Endo

Market potential for
open to endo conversion

[1] Bekelis K, Gottlieb DJ, Su Y, et al. Comparison of clipping and coiling in elderly patients with unruptured cerebral aneurysms. J Neurosurg. 2017;126(3):811–818
[2] Culler SD, Kugelmass AD, Brown PP, , et al. Trends in Coronary Revascularization Procedures Among Medicare Beneficiaries Between 2008 and 2012. Circulation. 2015;131(4):362-70
[3] Beck AW, Sedrakyan A, Mao J, et al. Variations in Abdominal Aortic Aneurysm Care: A Report From the International Consortium of Vascular Registries. Circulation. 2016;134(24):1948-1958
[4] Guez, D., Hansberry, D. R., Gonsalves, C. F., Eschelman, D. J., Parker, L., Rao, V. M., & Levin, D. C. Recent Trends in Endovascular and Surgical Treatment of Peripheral Arterial Disease in the Medicare Population. AJR Am J Roentgenol. 2020 May;214(5):962-966.
[5] Procedures For Selected Nations, 2017 – 2025 presented to InspireMD, Inc. by Health Research International Personal Medical Systems, Inc. Sept. 13, 2021

INSPIREMD

$8B Global Market Potential



CURRENT UNTREATED GLOBAL MARKET
$8.0 Billion
CURRENT TREATED GLOBAL MARKET
$1.3 Billion
CURRENT TREATED U.S. MARKET
$809 Million

~2.8 million
People diagnosed with High Grade Carotid Stenosis (HGCS)

~400,000
Global procedures (CEA/CAS/TCAR) annually to treat HGCS (1)

~155,000
US Procedures (CEA/CAS/TCAR) annually

Market Growth Driver
Reimbursement for the treatment of asymptomatic and standard surgical risk patients increases CAS potential, expected to increase screening and diagnosis

1. 2021 Health Research International Market Report; internal estimates

Developer of CGuard® Prime Carotid Stent Platform

Dedicated to advancing the prevention of stroke and treatment of carotid artery disease



Transforming the Carotid Intervention Market

CGuard®Carotid Stent Platform
Proprietary MicroNet™ Technology
Highly differentiated platform for treatment of carotid artery disease and stroke prevention

CMS Coverage Expanded
Standard Risk and Asymptomatic Reimbursement
Enables stent-first approach to carotid revascularization

Unmatched Clinical Outcomes
Short and Long-Term Results
Ten clinical trials completed with >2,000 patients presented or published including US IDE trial

Significant Market Potential
Current Treated Market: $1.3 Billion
(Patients treated with CEA + CAS globally), with significant growth potential

Deep Pipeline and Strategic Roadmap
MicroNet™ technology pipeline; SwitchGuard NPS for TCAR; acute stroke with tandem lesions

Expanding Commercial Footprint
Double-digit market share in >30 served countries (>30% in Italy)

Over 65,000 stents sold to date

CGuard Prime Received FDA Approval in June 2025

A Picture is Worth a Thousand Words…



Surgical Endarterectomy

VS


X1

90% occlusion



CGuard® Stent

Stenting

Carotid Stenting (CAS + TCAR) is on the Rise

- DRG/CPT data by Facility and HCP
- Trailing 12 Quarters through Q4 2024 (one quarter in arrears)
- ~147K annual carotid intervention claims
  - Represents ~90% of procedures (does not include Kaiser, Gov't/DoD)
  - **10.6% stent (CAS + TCAR) CAGR over prior three years** (TCAR reimbursement expansion 2022, CAS 2023)



CE
CS
30,000
25,000
20,000
15,000
10,000
5,000
-
TCAR coverage expansion
CAS coverage expansion
1 2 3 4
2022
2023
2024
2025
2026
2027

Diagnosis	2024 Patient Encounters
Carotid Endarterectomy DRG 3 DRG Codes	79,239
Carotid Artery Stent DRG 3 DRG Codes	62,273

INSPIREMD

Data provided by acuity MD

Market Shift

The market has already begun the shift from surgery to stents (procedures and revenue opportunity)


2024
30,000
30,000
95,000
$210M
$80M
2027
40,000
40,000
75,000
$280M
$110M
2030
60,000
60,000
45,000
$420M
$160M
CAS
TCAR
CEA

The CGuard® Difference: The Impact of MicroNet™ Technology[1]

Approximately 2/3 of neurovascular events (stroke, TIA) occur after carotid interventions take place[2]. Prevention depends on the protection from the stent implanted



Protruding plaque/thrombus between struts

Conventional Open Cell Stent (1St GEN):

Larger cell sizes allow increased plaque protrusion risk

VS.



MicroNet™ sealing plaque/ thrombus against vessel wall

CGuard Stent System (2nd GEN):

Stents are covered in MicroNet to minimize plaque prolapse

MicroNet: Advanced Protection Technology

MicroNet captures and locks thrombus & plaque materials against the arterial wall, deterring debris from entering the bloodstream by acting as a mechanical barrier to prevent plaque prolapse

Image: Prof. Valdés Chávarri

INSPIREMD

[1,2] Tomoyuki Umemoto, MD. Optical coherence tomography assessment of new generation mesh-covered stents after carotid stenting. Eurointerventional 2017;1348-1355 (published online)

Stent Cell Sizes (Mechanism of Action)



CGuard®



RoadSaver™



ACCULINK™



WallStent™


*165µ
375µ
500µ
1050µ
Closed cell stent
1900µ
Open cell stent

* Average in lesion at expanded state


Area Comparison
(mm²)
CGuard
RoadSaver
Gore
Close Cell Stent
Open cell stent

* Bench test results may not necessarily be indicative of clinical performance.
Stent images approximately at scale but not exact

INSPIREMD

Long-Term Stent Performance is the Cornerstone of Our Business

Benefits are independent of access method



CAS
Transfemoral/
Transradial
CGuard®
Prime
TCAR
Transcarotid
Tandem
Lesions
Stroke/Neuro

We are positioned to capitalize on the ongoing **paradigm shift toward a "stent first" approach** and away from surgery

INSPIREMD

Scientific Advisory Board (Multidisciplinary KOLs)



Sean Lyden, M.D.
Vascular Surgeon

Cleveland Clinic



Chris Metzger, M.D.
Medical Director
Cardiologist

OhioHealth



Kenneth Rosenfield, M.D.
Interventional Cardiologist

Mass General Brigham



Adnan H. Siddiqui, M.D., Ph.D.
Professor, Vice Chairman of the Department of Neurosurgery

UBNS Neurosurgery
UNIVERSITY AT BUFFALO

Unmatched Foundational Data and Evidence

PMA Trial Design (C-GUARDIANS)

Prospective, multicenter international single-arm clinical trial

Pivotal Study Objective

Evaluate the safety and efficacy of the CGuard® Carotid Stent System in the treatment of carotid artery stenosis

Study Metrics

316 Patients – Enrollment completed (23 months)

24 Centers (19 in the United States and 5 in Europe)

Principal Investigators

Chris Metzger, M.D. (Ballad Health, Kingsport, TN)
Piotr Musialek, M.D. (John Paul II Hospital, Krakow, Poland)

Primary Endpoints

Composite of DSMI through 30 days or ipsilateral stroke 31 - 365 days post-index procedure

Calculation will be the composite of the following: incidence of the following major adverse events: death (all- cause mortality), all stroke, and myocardial infarction (DSMI) through 30-days post-index procedure, based on the clinical events or ipsilateral stroke from 31-365-day follow-up, based on CEC adjudication. The rate will be compared to a performance goal of 11.6% developed from published CAS literature.

* Schofer, J. et al. JACC Cardiovasc. Interv. 2015; Speziale, F. et al. EuroIntervention. 2018; Sirignano, P et al. Cardiovascular Interv. 2020; Musialek et al. EuroIntervention. 2020; Karpenko, A. et al. JACC Cardiovasc. Interv. 2021.

C-GUARDIANS: 30-Day Safety Outcomes

30-Day Death/Stroke/MI (DSMI) rates, compared to other carotid trials

CGUARDIANS 30-day outcomes

	Intention to Treat	Per Protocol[1,2]
30-day DSMI	0.95% (3)	0.63% (2)
Death	0.32% (1)	0.0% (0)
Stroke	0.95% (3)	0.63% (2)
MI	0.00% (0)	0.0% (0)

30-day DSMI (multiple FDA trials)



4.80%
8.30%
5.40%
5.80%
2.30%
5.20%
5.10%
3.50%
2.30%
0.95%
Cordis
Abbott
Medtronic
Boston Scientific
Abbott
Abbott
Boston Scientific
ContegoMedical
INSPIREMD
SAPPHIRE
ARCHeR
MAVERIC
BEACH
PROTECT
CREST- CAS (Standard Risk)
CREST- CEA (Standard Risk)
ROADSTER
PERFORMANCE 2
C-GUARDIANS

- Demonstrates the lowest 30-day DSMI rates of any FDA approval/clearance trial for carotid intervention (CAS or TCAR)
- Trial includes independent event adjudication
- 0.95% event rate consistent with 1.03% 30-day event rate from >1350 patients in peer-reviewed, published studies of real-world use, supporting the CGuard Stent as a front-line therapeutic option for carotid revascularization

INSPIREMD

1. Kaplan-Meier estimate for all 1-year endpoints
2. Per Protocol Analysis excludes 15 patients with Major Protocol Deviations

Yadav JS, et al, N Engl J Med 2004;351:1493-501. Gray WA, et al, J Vasc Surg. 2006 Aug;44(2):258-68. Higashida RT, et al, Stroke. 2010 Feb;41(2):e102-9. White CJ, et al, CCI 2006 Apr;67(4):503-12. Iyer SS, et al, J Am Coll Cardiol. 2008 Jan 29;51(4):427-34. Matsumura JS, et al, J Vasc Surg. 2012 Apr;55(4):968-976.e5. SSED Premarket Approval Application (PMA) Number: P040012/SO34. Kwolek CJ, et al, J Vasc Surg. 2015 Nov;62(5):1227-34. W. Gray VIVA 2023

C-GUARDIANS: 1 Year Outcomes

365-Day Death/Stroke/MI (DSMI) rates, compared to other carotid trials

CGUARDIANS 365-day

	Intention to Treat	Per Protocol[1,2]
Primary Endpoint: 30-day Death, Stroke, or MI + Ipsilateral Stroke between 31 and 365 days	1.93% (6)	1.70% (5)
Target Lesion Revascularization (TLR) through 365 days.	0.98% (3)	1.01% (3)

365-day (multiple FDA trials)



12.20%
9.60%
5.90%
8.90%
3.40%
7.10%
6.60%
2.80%
1.93%
Cordis
SAPPHIRE[3]
Abbott
ARCHeR
Medtronic
MAVERIC
Boston Scientific
BEACH
Abbott
PROTECT
Abbott
CREST CAS (Standard Risk)
CREST CEA (Standard Risk)
Contego Medical
PERFORMANCE 2
INSPIREMD
C-GUARDIANS

- Demonstrates the lowest primary endpoint event rates of any FDA approval/clearance trial for CAS
- Trial includes independent event adjudication
- 1.93% event rate consistent with 1.99% 1-year event rate from >1100 patients in peer-reviewed, published studies of real-world use, supporting the CGuard Stent as a front-line therapeutic option for carotid revascularization

1. Kaplan-Meier estimate for all 1-year endpoints
2. Per Protocol Analysis excludes 15 patients with Major Protocol Deviations
3. SAPPHIRE one-year primary endpoint also included Death/MI from 31-365 days

Yadav JS, et al, N Engl J Med 2004;351:1493-501. Gray WA, et al, J Vasc Surg. 2006 Aug;44(2):258-68. Higashida RT, et al, Stroke. 2010 Feb;41(2):e102-9. White CJ, et al, CCI 2006 Apr;67(4):503-12. Iyer SS, et al, J Am Coll Cardiol. 2008 Jan 29;51(4):427-34. Matsumura JS, et al, J Vasc Surg. 2012 Apr;55(4):968-976.e5. SSED Premarket Approval Application (PMA) Number: P040012/SO34. Kwolek CJ, et al, J Vasc Surg. 2015 Nov;62(5):1227-34. Langhof, LINC 2024

OUS Clinical Data Supporting CGuard® Periprocedural Safety

CGuard commercially available in Europe since 2015 (CE Mark)

Study	Year	N	DS 30-Day % (n)	DSMI 30-Day % (n)
CARENET	2015	30	0.0%(0)	0.0%(0)
PARADIGM	2016	101	0.0%(0)	0.0%(0)
CASANA	2017	82	1.22%(1)	1.22%(1)
WISSGOTT I	2017	30	0.0%(0)	0.0%(0)
IRONGUARD I	2018	200	2.50%(5)	2.50%(5)
WISSGOTT II	2019	30	0.0%(0)	0.0%(0)
IRONGUARD 2	2020	733	0.5%(4)	1.09%(8)
GREEK Study	2021	103	0.0%(0)	0.0%(0)
SIBERIA	2021	50	0.0%(0)	0.0%(0)
Total		**1,359**	**0.80%(11)**	**1.03%(14)**

INSPIREMD

1. Schofer, J. et al. JACC Cardiovasc. Interv. 2015; 2) Casana, R. et al. Eur. J. Vasc. Endovasc. 2017; 3) Musialek, P. et al. Interv. Cardiol. 2016
4. Wissgott, C. et al. Int. Soc. Endovasc. Spec. 2017; 5) Speziale, F. et al. EuroIntervention 2018; 6) Wissgott, C. et al. J Endovasc Ther. 2019
7. Sirignano, P et al. Cardiovascular Interventions 2020;8) Tigkiropoulos, K. et al. Journal of EndoTherapy 2021; 9) Karpenko, A. et al JACC Cardiovasc. Interv. 2021

CARMEN Meta-Analysis (112 Studies, 68K Patients)[1]

- Improvements from second-generation stents (SGS) relative to first-generation stents (FGS), but important differences exist amongst the SGS

- CGuard®'s MicroNet™ **drives improvement both in event reduction** (due to improved scaffolding) and **restenosis reduction** (due to less metal burden)

30-day and 12-month event rates by stent type (random-effect model)

Event	FGS	SGS	Terumo RoadSaver/ Casper	Gore (not marketed)	INSPIREMD CGuard
30-day Stroke [%] (95% CI)	3.01 (2.63-3.38)	0.60 (0.28-0.92)	0.50 (0.0-1.15)	2.89 (1.03-4.76)	0.54 (0.17-0.92)
30-day Death / Stroke / MI [%] (95% CI)	4.11 (3.65-4.56)	1.30 (0.64-1.96)	1.33 (0.0-2.66)	4.82 (2.44-7.2)	1.08 (0.55-1.60)
12-month Ipsilateral Stroke [%] (95% CI)	3.51 (2.52-4.50)	0.7 (0.0-1.47)	0.26 (0.0-1.27)	3.1 (1.11-5.1)	0.38 (0.0-0.9)
12-month Restenosis [%] (95% CI)	3.97 (0.28-5.14)	3.38 (1.39-5.37)	7.16 (4.45-9.86)	4.83 (2.36-7.29)	0.34 (0.0-0.82)
12-month Ipsilateral Stroke / Restenosis [%] (95% CI)	8.15 (6.34-9.93)	5.12 (2.14-8.10)	7.86 (5.04-10.68)	7.93 (4.82-11.04)	0.73 (0.0-1.44)

1) Clinical Outcomes of Second- versus First-Generation Carotid Stents: A Systematic Review and Meta-Analysis, J. Clin. Med. 2022, 11

TCAR

Transcarotid Arterial Revascularization (TCAR): Direct Carotid Access with Reverse Flow


INSPIREMD

InspireMD Combines SwitchGuard NPS with Best-in-Class CGuard® Implant

INSPIREMD

1. Transient flow reversal combined with sustained embolic prevention in transcervical revascularization of symptomatic and highly-emboligenic carotid stenoses for optimized endovascular lumen reconstruction and improved peri- and post-procedural outcomes, Advances in Interventional Cardiology 2020;16, 4 (62):495-506

Developing Comprehensive TCAR Solution



INSPIREMD

80cm

CGUARD® PRIME



A
V
INSPIREMD

SWITCH GUARD

TCAR Market Opportunity

~3,000 TCAR-trained physicians in the U.S.[1]

~30,000 TCAR procedures **(~$210M)** performed in the U.S. in 2024, double-digit growth projected[1,2]

INSPIREMD

1 Piper-Sandler model, 05/01/24

2 Piper-Sandler model, 05/01/24

Commercial and Corporate

Roadmap / Milestones

Key Value Drivers

2025

CGuard® Prime CAS Approval
Launch for CAS

U.S Operational Expansion
Build out of U.S. HQ, Operational and Commercial

Acute Stroke EFS- Tandem Lesions

CGuard Prime FDA & CE Mark Approval

2026

CGuard Prime CAS Market Expansion

CGuard Prime TCAR Approval
CGuard Prime indicated stent for TCAR

2027

SwitchGuard NPS Clearance / Launch (Full TCAR Tool Kit)
CGuard Prime indicated stent with SwitchGaurd Neuro Protection for TCAR

Further Commercial Expansion in the U.S.

Potential Global Expansion (Asia)

Potential Portfolio Expansion





INSPIREMD

Commercial Footprint

- Active selling in more than 30 countries
- Over 65,000 systems sold
- Average CAS Market share of 25%



FDA PMA approval received in June 2025

Signed agreement with Chinese distributor. Working toward distribution

Exploring expansion opportunities Taiwan, Japan, and Korea

Current Markets

Registration Work Underway

Robust Intellectual Property Portfolio

Proprietary platform technology supported by IP

Patent Rights	Issued	Pending
USA	20	7
Rest of World	54	21

InspireMD will continue to strengthen and broaden its patent protection globally to enable future pipeline products

IP Counsel: Kligler and Associates, P.A.

Transformational July 2025 PIPE and May 2023 Financing Up To $153.7 Million

To advance the company towards successful U.S. commercialization and path to profitability

July 2025 PIPE Financing of $40.1 million

May 2023 Financing of $113.6 million

- **$42.2 million** upfront funding
- **$71.4 million** tied to the achievement of four milestones (**$17.9 million** each) each expiring upon the earlier of 5 years or 20 trading days following the achievement of the following milestones:

1. Complete, July 2024: Release of primary and secondary end points related to one year follow up study results from the C-Guardians pivotal trial;
2. Complete, July 2025: Receipt of Premarket Approval (PMA) from the FDA for the CGuard® Prime Carotid Stent System (135 cm);
3. Receipt of FDA approval for the SwitchGuard trans carotid system and CGuard Prime 80 cm; and
4. Completion of four quarters of commercial sales of the CGuard in the U.S.

Strong validation from leading fundamental healthcare investors, with additional participation by select NSPR Board members.

ROSALIND
SOLEUS CAPITAL
NANTAHALA CAPITAL MANAGEMENT, LLC
VELAN CAPITAL
MARSHALL WACE
OrbiMed Healthcare Fund Management
PARKMAN HEALTHCARE PARTNERS
Ghisallo
TEKLA Capital Management LLC

Summary Financials

August 4, 2025

NASDAQ Capital Markets	NSPR
Stock Price	$2.67
Average 3 Month Volume	170K
Shares Outstanding	41.7M
Shares Outstanding with Prefunded Warrants	85.8M
Market Capitalization with Prefunded Warrants	$229.0M
Cash Balance - Aug 4, 2025	$72.6M
Debt	$0M

INSPIREMD



Nasdaq: NSPR